Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of U.S Biomedical Corp. (Formerly United Textiles & Toys Corp.) (the Company) on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, being, Ilan Arbel, President of the Company, and Aileen Goode, Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Ilan Arbel                                         /s/ Aileen Goode
------------------------                               -----------------------
Ilan Arbel                                             Aileen Goode
President                                              Chief Financial Officer